Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Marketfield Fund (the “Fund”)
A series of Trust for Professional Managers

Supplement dated December 6, 2018 to the
Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2018, as previously supplemented

Effective December 6, 2018, the following disclosures are added to the Fund’s Prospectus:

The following paragraph is added after the section titled “Shareholder Information – How to Purchase Shares - Purchasing Shares Through a Financial Intermediary” beginning on page 34:

Brokerage Platforms.  Class I shares may be available on certain brokerage platforms.  An investor transacting in Class I shares through a broker that is acting as an agent for the investor may be required by such broker to pay a separate commission and/or other forms of compensation to their broker.  Such broker commissions are not reflected in the Fund’s fee table or expense examples.

The section titled “Shareholder Information – Converting Shares” on page 38 is amended to add the following disclosure:

Class C shares of the Fund automatically convert to Class A shares after 10 years, thus reducing future annual expenses.  Conversions occur during the month in which the 10-year anniversary of the original Class C share purchase occurs.  The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee.  The automatic conversion of Class C shares to Class A shares of the Fund does not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Effective February 1, 2019, the following disclosures are added to the Fund’s Prospectus:

The section titled “Shareholder Information – Sales Charge Reductions and Waivers on Class A Shares - Initial Sales Charge Waivers” on page 28 is revised to include an additional category of purchases that will not have to pay a sales charge on purchases of Class A shares as follows:

•	you are a shareholder who was converted from Class I shares to Class A shares by your program provider

The section titled “Shareholder Information – Converting Shares” on page 38 is amended to add the following disclosure:

Investors who hold Class I shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Effective February 1, 2019, the following disclosure is added to the Fund’s SAI:

The section titled “Sales Charges; Sales Charge Reductions and Waivers - Sales Charge Reductions and Waivers on Class A Shares - Initial Sales Charge Waivers” beginning on page 105 is revised to include an additional category of purchasers that will not have to pay a sales charge on purchases of Class A shares as follows:

•	you are a shareholder who was converted from Class I shares to Class A shares by your program provider

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Please retain this supplement with your Prospectus and SAI.